UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Technology Fund

January 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 17, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Technology Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Fund will normally invest at least 80% of its net assets in the equity securities of these companies.

Normally, the Fund invests in about 40-70 companies from multiple technology-related industry segments in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and trends.

The Fund invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Fund invests in both developed and emerging-market countries, and may invest without limit in securities of issuers in any one country. The Fund may also invest in synthetic foreign equity securities. The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, for the six- and 12-month periods ended January 31, 2008. Also included is the performance of the MSCI World Index and the Lipper Science and Technology Index (the “Lipper Index”), a performance index of the largest qualifying funds that have a science and technology investment objective.

During the six-month and 12-month periods ended January 31, 2008, the Fund’s Class A shares without sales charges outperformed the benchmark, the MSCI World Information Technology Index, and the peer group, represented by the Lipper Index. (During the six-month period, both the Fund and the benchmark had negative returns.) The Fund’s Class A shares without sales charges also outperformed the broader market, as represented by the MSCI World Index, for the 12-month period, as the potential for positive relative growth for technology companies reasserted itself; these shares underperformed the MSCI World Index for the six-month period, as technology underperformed the broader market.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	1

During the six-month period ended January 31, 2008, the Fund’s relative outperformance compared to the benchmark was again primarily driven by positive industry allocation. The Fund’s emphasis on emerging-markets-based cellular service providers also contributed positively to performance. The combination of an overweight position and strong stock selection within the communication equipment space further drove positive relative returns. Electronics holdings contributed to the Fund’s performance as well.

On the negative side, holdings among semiconductor, software and contract manufacturing companies hurt the Fund’s returns during the six-month period. Currency movements also hurt relative results during the six-month period, although this performance was more than offset by positives in industry allocation and stock selection.

For the 12-month period ended January 31, 2008, the Fund’s relative outperformance compared to the benchmark was primarily driven by solid industry allocation within the technology sector, as an overweight in emerging markets-based cellular service providers drove the Fund’s performance. While overall stock selection was a negative factor in relative performance, stock selection within the communication equipment sector was a significantly positive contributor to performance. Partly offsetting those positive contributions were negative impacts from semiconductor and electronics holdings, and adverse stock selection within the hardware/storage and Internet segments. Currency movements, a by-product of the Fund’s stock-specific approach to global technology investing, had a negative impact on relative U.S. dollar returns, as the Fund was underweight in European and Japanese stocks for fundamental reasons.

Market Review and Investment Strategy

For the six-month period ended January 31, 2008, the Fund’s holdings in the more defensive segments of software, telecommunications and cellular services were increased. Meanwhile, positions in the semiconductor components, communication equipment, information technology (IT) services, and hardware/storage sectors were reduced. As of January 31, 2008, the Fund’s largest overweights were in telecommunications and cellular services, with the largest underweights in electronics, IT services and semiconductor component companies.

The semi-annual period ended January 31, 2008, was a more challenging environment for technology stocks than the Fund’s Global Technology Research Team (the “Team”) had expected. The “typical” fourth-quarter rally for technology ended abruptly and early in November 2007. As indications from the financial services sector worsened and the U.S. economic slowdown gained hold, the market’s risk aversion grew and technology stocks lost momentum as the reporting period ended. Within the technology sector, only software and Internet names outperformed in the

2	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

aggregate, while all other industry groups declined sharply and generally underperformed.

The Team continues to seek investments in companies where it has identified underestimated earnings growth potential. Within that framework, the Team continues to diversify the Fund across multiple industries within the broad technology sector, and take a global perspective on the technology market. Despite the market turmoil, the Fund continues to emphasize the primary secular themes surrounding next-generation Internet, mobility and global adoption.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The unmanaged Lipper Science & Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Information Technology Index and MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund may invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Technology Fund†
Class A	-5.90%	0.92%

Class B	-6.30%	0.10%

Class C	-6.24%	0.19%

Advisor Class*	-5.76%	1.23%

Class R*	-5.94%	0.76%

Class K*	-5.81%	1.10%

Class I*	-5.62%	1.39%

MSCI World Information Technology Index (Net)	-7.17%	0.48%

MSCI World Index (Net)	-5.66%	0.47%

Lipper Science & Technology Index	-7.81%	0.02%

†   Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	0.92%	-3.37%
5 Years	11.88%	10.91%
10 Years	4.01%	3.56%

Class B Shares
1 Year	0.10%	-3.90%
5 Years	11.00%	11.00%
10 Years(a)	3.39%	3.39%

Class C Shares
1 Year	0.19%	-0.81%
5 Years	11.06%	11.06%
10 Years	3.25%	3.25%

Advisor Class Shares^
1 Year	1.23%	1.23%
5 Years	12.23%	12.23%
10 Years	4.33%	4.33%

Class R Shares^
1 Year	0.76%	0.76%
Since Inception*	4.89%	4.89%

Class K Shares^
1 Year	1.10%	1.10%
Since Inception*	7.64%	7.64%

Class I Shares^
1 Year	1.39%	1.39%
Since Inception*	7.94%	7.94%

The Fund’s current prospectus fee table shows the Fund’s total semi-annual operating expense ratios are 1.45%, 2.26%, 2.19%, 1.15%, 1.60%, 1.22% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

^	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	15.18%
5 Years	14.21%
10 Years	5.67%

Class B Shares
1 Year	15.32%
5 Years	14.32%
10 Years(a)	5.49%

Class C Shares
1 Year	18.40%
5 Years	14.37%
10 Years	5.35%

Advisor Class Shares†
1 Year	20.71%
5 Years	15.57%
10 Years	6.45%

Class R Shares†
1 Year	20.09%
Since Inception*	9.01%

Class K Shares†
1 Year	20.52%
Since Inception*	13.98%

Class I Shares†
1 Year	20.82%
Since Inception*	14.29%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2007		Ending Account Value January 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$941.04	$1,017.90	$7.03	$7.30
Class B	$1,000	$1,000	$937.00	$1,013.83	$10.96	$11.39
Class C	$1,000	$1,000	$937.60	$1,014.18	$10.62	$11.04
Advisor Class	$1,000	$1,000	$942.40	$1,019.41	$5.57	$5.79
Class R	$1,000	$1,000	$940.56	$1,017.44	$7.46	$7.76
Class K	$1,000	$1,000	$941.94	$1,018.80	$6.15	$6.39
Class I	$1,000	$1,000	$943.82	$1,021.22	$3.81	$3.96
*	Expenses are equal to the classes’ annualized expense ratios of 1.44%, 2.25%, 2.18%, 1.14%, 1.53%, 1.26% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**Assumes	5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,447.0

*	All data are as of January 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 0.6% or less in the following countries: Cayman Islands, France, India, Netherlands and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Cisco Systems, Inc.	$95,265,800	6.6%
Microsoft Corp.	94,689,960	6.5
Google, Inc. – Class A	85,999,320	5.9
Nokia OYJ	80,850,703	5.6
International Business Machines Corp.	79,141,782	5.5
Hewlett-Packard Co.	71,859,375	5.0
Apple, Inc.	63,470,304	4.4
Oracle Corp.	61,417,785	4.2
Research In Motion Ltd.	51,455,628	3.6
Intel Corp.	40,360,560	2.8
	$724,511,217	50.1%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Technology Hardware & Equipment – 40.2%
Communications Equipment – 19.0%
Ciena Corp.(a)	341,500	$9,264,895
Cisco Systems, Inc.(a)	3,888,400	95,265,800
Juniper Networks, Inc.(a)	1,402,200	38,069,730
Nokia OYJ	2,195,696	80,850,703
Research In Motion Ltd.(a)	548,100	51,455,628

		274,906,756

Computers & Peripherals – 18.0%
3PAR, Inc.(a)	426,600	3,382,938
Apple, Inc.(a)	468,900	63,470,304
Data Domain, Inc.(a)	120,300	2,711,562
EMC Corp.(a)	1,551,200	24,617,544
Hewlett-Packard Co.	1,642,500	71,859,375
InnoLux Display Corp.	4,137,145	8,880,974
International Business Machines Corp.	737,300	79,141,782
SanDisk Corp.(a)	237,100	6,034,195

		260,098,674

Electronic Equipment & Instruments – 2.2%
Amphenol Corp. – Class A	371,100	14,821,734
Tyco Electronics Ltd.	494,000	16,702,140

		31,523,874

Office Electronics – 1.0%
Konica Minolta Holdings, Inc.	919,000	14,809,747

		581,339,051

Software & Services – 29.1%
Internet Software & Services – 6.8%
Alibaba.com Ltd.(a)	2,571,000	6,080,095
Google, Inc. – Class A(a)	152,400	85,999,320
Omniture, Inc.(a)	286,500	7,082,280

		99,161,695

IT Services – 0.7%
Enernoc, Inc.(a)	20,400	719,100
Genpact Ltd.(a)	28,800	349,920
Global Payments, Inc.	240,900	9,009,660

		10,078,680

Software – 21.6%
Adobe Systems, Inc.(a)	1,006,600	35,160,538
Citrix Systems, Inc.(a)	338,900	11,732,718
McAfee, Inc.(a)	634,900	21,370,734
Microsoft Corp.	2,904,600	94,689,960
Nintendo Co. Ltd.	24,700	12,490,374
Oracle Corp.(a)	2,988,700	61,417,785
Red Hat, Inc.(a)	632,400	11,813,232
Salesforce.com, Inc.(a)	550,700	28,790,596
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	426,900	11,735,481

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Synopsys, Inc.(a)	312,000	$6,870,240
VMware, Inc. – Class A(a)	281,600	15,952,640

		312,024,298

		421,264,673

Semiconductors & Semiconductor Equipment – 11.4%
Semiconductors & Semiconductor Equipment – 11.4%
Applied Materials, Inc.	978,500	17,534,720
ASML Holding NV(a)	284,136	7,497,717
Broadcom Corp.-Class A(a)	1,169,950	25,832,496
Intel Corp.	1,903,800	40,360,560
Lam Research Corp.(a)	271,700	10,430,563
Linear Technology Corp.	340,400	9,418,868
MEMC Electronic Materials, Inc.(a)	120,300	8,596,638
Nvidia Corp.(a)	852,600	20,965,434
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	2,633,300	24,437,024

		165,074,020

Telecommunication Services – 10.8%
Diversified Telecommunication Services – 5.2%
AT&T, Inc.	518,700	19,964,763
Telefonica SA	557,239	16,290,077
Time Warner Telecom, Inc.-Class A(a)	717,700	12,545,396
Verizon Communications, Inc.	688,400	26,737,456

		75,537,692

Wireless Telecommunication Services – 5.6%
America Movil SAB de CV Series L (ADR)	377,700	22,628,007
MTN Group Ltd.	700,596	11,180,266
Turkcell Iletisim Hizmet AS (ADR)	319,000	7,250,870
Vimpel-Communications (ADR)	611,600	21,063,504
Vodafone Group PLC	5,500,554	19,242,374

		81,365,021

		156,902,713

Consumer Services – 1.0%
Hotels Restaurants & Leisure – 1.0%
Ctrip.com International Ltd. (ADR)	327,000	14,930,820

Media - 0.9%
Media - 0.9%
Eutelsat Communications	109,593	2,910,167
Focus Media Holding Ltd. (ADR)(a)	118,400	5,689,120
SES FDR	179,435	4,372,888

		12,972,175

Consumer Durables & Apparel – 0.6%
Household Durables – 0.6%
Garmin Ltd.	111,200	8,023,080

Total Common Stocks (cost $1,248,794,228)		1,360,506,532

12	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.8%
Technology Hardware & Equipment – 1.3%
Electronic Equipment & Instruments – 1.3%
AU Optronics Corp., expiring 1/17/12 (a)(b)	4,189,000	$6,882,527
HON HAI Precision Industry Co., Ltd. Citigroup Global Markets, expiring 1/17/12(b)	2,137,889	11,213,228

		18,095,755

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
Bharti Airtel Ltd. (Merrill Lynch), expiring 3/17/11(a)(b)	360,345	7,930,112

Total Warrants (cost $26,098,563)		26,025,867

EQUITY LINKED NOTES – 0.6%
Technology Hardware & Equipment – 0.6%
Computers & Peripherals – 0.6%
High Tech Computer Corp., Credit Suisse FB Nassau, expiring 9/18/08(a)(c) (cost $8,586,515)	485,000	8,932,730

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $56,611,159)	56,611,159	56,611,159

Total Investments – 100.3% (cost $1,340,090,465)		1,452,076,288
Other assets less liabilities – (0.3)%		(5,033,262)

Net Assets – 100.0%		$1,447,043,026

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate market value of these securities amounted to $26,025,867 or 1.8% of net assets.

(c)	Variable rate coupon, rate shown as of January 31, 2008.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR–	American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $ 1,283,479,306)	$1,395,465,129
Affiliated issuers (cost $ 56,611,159)	56,611,159
Foreign cash, at value (cost $ 4,494,608)	4,569,180
Receivable for capital stock sold	16,655,676
Receivable for investment securities sold and foreign currency transactions	14,785,435
Dividends receivable	914,596
Receivable for capital contribution	9,175

Total assets	1,489,010,350

Liabilities
Payable for capital stock redeemed	20,734,913
Payable for investment securities purchased and foreign currency transactions	16,608,574
Advisory fee payable	2,718,911
Distribution fee payable	668,581
Transfer Agent fee payable	570,569
Administrative fee payable	30,693
Accrued expenses	635,083

Total liabilities	41,967,324

Net Assets	$1,447,043,026

Composition of Net Assets
Capital stock, at par	$225,606
Additional paid-in capital	3,468,739,678
Accumulated net investment loss	(6,568,688)
Accumulated net realized loss on investment and foreign currency transactions	(2,127,360,571)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	112,007,001

$1,447,043,026

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$965,774,318	14,504,981	$66.58	*

B	$282,843,699	4,800,115	$58.92

C	$154,982,122	2,623,408	$59.08

Advisor	$38,273,496	554,492	$69.02

R	$3,405,991	51,351	$66.33

K	$1,626,355	24,206	$67.19

I	$137,045	2,023	$67.74

*	The maximum offering price per share for Class A shares was $69.54 which reflects a sales charge of 4.25%.

See	notes to financial statements.

14	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $104,096)	$7,630,224
Affiliated issuers	829,236
Interest	145,361	$8,604,821

Expenses
Advisory fee (see Note B)	6,247,322
Distribution fee—Class A	1,623,668
Distribution fee—Class B	1,977,431
Distribution fee—Class C	917,637
Distribution fee—Class R	7,174
Distribution fee—Class K	2,171
Transfer agency—Class A	1,847,412
Transfer agency—Class B	894,296
Transfer agency—Class C	348,259
Transfer agency—Advisor Class	75,430
Transfer agency—Class R	3,243
Transfer agency—Class K	1,703
Transfer agency—Class I	9
Custodian	286,587
Printing	232,857
Registration fees	57,526
Administrative	52,560
Audit	32,993
Directors’ fees	16,897
Legal	7,665
Miscellaneous	31,715

Total expenses	14,664,555
Less: expense offset arrangement (see Note B)	(140,257)

Net expenses		14,524,298

Net investment loss		(5,919,477)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		73,785,816
Foreign currency transactions		38,205
Net change in unrealized appreciation/depreciation of:
Investments		(156,619,848)
Foreign currency denominated assets and liabilities		(56,318)

Net loss on investment and foreign currency transactions		(82,852,145)

Net Decrease in Net Assets from Operations		$(88,771,622)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,919,477)	$(17,474,388)
Net realized gain on investment and foreign currency transactions	73,824,021	298,910,638
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(156,676,166)	158,795,054

Net increase (decrease) in net assets from operations	(88,771,622)	440,231,304
Capital Stock Transactions
Net decrease	(114,031,601)	(455,255,706)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	9,175	– 0	–

Total decrease	(202,794,048)	(15,024,402)
Net Assets
Beginning of period	1,649,837,074	1,664,861,476

End of period (including accumulated net investment loss of ($6,568,688) and ($649,211), respectively)	$1,447,043,026	$1,649,837,074

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Technology Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	17

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

18	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	19

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the Advisory agreement, the Fund paid $52,560 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,869,252 for the six months ended January 31, 2008.

For the six months ended January 31, 2008, the Fund’s expenses were reduced by $140,257 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,662 from the sale of Class A shares and received $9,122, $78,122 and $5,638 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The STIF Portfolio is offered as a cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The STIF Portfolio pays no investment management fees. For the six months ended January 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $375,569,141 and $338,229,165, respectively.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2008 amounted to $1,906,084, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

20	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $66,936,809, $7,567,868, $80,088 and $1,563 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$849,483,081		$986,361,293
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$174,698,156
Gross unrealized depreciation	(62,712,333)

Net unrealized appreciation	$111,985,823

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	21

Notes to Financial Statements

Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of January 31, 2008, the Fund had no securities out on loan. For the six months ended January 31, 2008, the Fund earned fee income of $128,928 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class A
Shares sold	1,238,944	1,418,510	$94,750,754	$91,921,129

Shares converted from Class B	1,108,349	1,654,606	83,851,628	108,939,611

Shares redeemed	(1,950,405)	(5,074,051)	(145,851,747)	(328,432,595)

Net increase (decrease)	396,888	(2,000,935)	$32,750,635	$(127,571,855)

Class B
Shares sold	121,465	232,647	$8,176,844	$13,378,835

Shares converted to Class A	(1,250,471)	(1,856,171)	(83,851,628)	(108,939,611)

Shares redeemed	(698,797)	(2,969,648)	(46,569,457)	(169,926,130)

Net decrease	(1,827,803)	(4,593,172)	$(122,244,241)	$(265,486,906)

22	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class C
Shares sold	99,189	111,030	$6,781,254	$6,384,239

Shares redeemed	(276,406)	(1,150,923)	(18,371,672)	(66,207,978)

Net decrease	(177,217)	(1,039,893)	$(11,590,418)	$(59,823,739)

Advisor Class
Shares sold	101,331	162,309	$7,594,464	$10,929,583

Shares redeemed	(313,484)	(216,926)	(24,118,868)	(14,540,024)

Net decrease	(212,153)	(54,617)	$(16,524,404)	$(3,610,441)

Class R
Shares sold	41,067	18,583	$3,177,260	$1,261,994

Shares redeemed	(7,353)	(9,761)	(533,314)	(660,249)

Net increase	33,714	8,822	$2,643,946	$601,745

Class K
Shares sold	12,547	13,859	$933,037	$1,004,876

Shares redeemed	(2,116)	(270)	(154,549)	(19,299)

Net increase	10,431	13,589	$778,488	$985,577

Class I
Shares sold	1,910	668	$159,965	$45,377

Shares redeemed	(70)	(5,601)	(5,572)	(395,464)

Net increase (decrease)	1,840	(4,933)	$154,393	$(350,087)

During the six months ended January 31, 2008, the Fund received $9,175 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Concentration of Risk — The Fund concentrates its investments in technology-related stocks and may therefore be subject to grater risks and volatility than a fund with a more diversified portfolio. Market or economic factors affecting the technology industry could have a major effect on the value of the Fund’s investments.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	23

Notes to Financial Statements

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2008.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2008 will be determined at the end of the current fiscal year. As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,191,624,528	)(a)
Unrealized appreciation/(depreciation)	258,473,892

Total accumulated earnings/(deficit)	$(1,933,150,636	)(b)

(a)

On July 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $2,191,011,690 of which $409,392,302 expires in 2009, $1,330,398,762 expires in 2010, and 451,220,626 expires in the year 2011. To the extend future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2007, the Fund deferred to August 1, 2007, post-October currency losses of $612,838. During the fiscal year, the Fund utilized capital loss carryforwards of $289,336,714.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the

24	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	25

Notes to Financial Statements

(“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On January 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 70.75		$ 54.64		$ 56.56		$ 49.14		$ 47.44		$ 43.48		$ 67.05

Income From Investment Operations
Net investment loss(b)	(.16)		(.45)		(.56)		(.34	)(c)	(.72	)(c)(d)	(.54)		(.87)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.01)		16.56		(1.36)		7.76		2.42		4.50		(22.70)

Net increase (decrease) in net asset value from operations	(4.17)		16.11		(1.92)		7.42		1.70		3.96		(23.57)

Net asset value, end of period	$ 66.58		$ 70.75		$ 54.64		$ 56.56		$ 49.14		$ 47.44		$ 43.48

Total Return
Total investment return based on net asset value(e)	(5.90)%		29.49%		(3.40)%		15.10%		3.58%		9.11%		(35.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$965,774		$998,217		$880,239		$1,067,072		$1,112,174		$1,186,488		$1,096,744
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45	%(f)(g)	1.45	%(g)	1.67	%(g)(h)	1.66%		1.65%		2.24	%(f)	1.85%
Expenses, before waivers/reimbursements	1.45	%(f)(g)	1.45	%(g)	1.67	%(g)(h)	1.68%		1.81%		2.24	%(f)	1.85%
Net investment loss	(.43	)%(f)	(.69)%		(.95	)%(h)	(.65	)%(c)	(1.36	)%(c)(d)	(1.95	)%(f)	(1.64)%
Portfolio turnover rate	51%		111%		106%		80%		80%		127%		117%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 62.88		$ 48.95		$ 51.06		$ 44.71		$ 43.49		$ 40.06		$ 62.27

Income From Investment Operations
Net investment loss(b)	(.42)		(.87)		(.92)		(.68	)(c)	(1.03	)(c)(d)	(.69)		(1.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.54)		14.80		(1.19)		7.03		2.25		4.12		(21.05)

Net increase (decrease) in net asset value from operations	(3.96)		13.93		(2.11)		6.35		1.22		3.43		(22.21)

Net asset value, end of period	$ 58.92		$ 62.88		$ 48.95		$ 51.06		$ 44.71		$ 43.49		$ 40.06

Total Return
Total investment return based on net asset value(e)	(6.30)%		28.46%		(4.13)%		14.20%		2.81%		8.56%		(35.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282,844		$416,760		$549,277		$844,111		$1,100,840		$1,453,453		$1,539,144
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.27	%(f)(g)	2.26	%(g)	2.46	%(g)(h)	2.43%		2.42%		3.02	%(f)	2.58%
Expenses, before waivers/ reimbursements	2.27	%(f)(g)	2.26	%(g)	2.46	%(g)(h)	2.46%		2.58%		3.02	%(f)	2.58%
Net investment loss	(1.24	)%(f)	(1.52)%		(1.74	)%(h)	(1.42	)%(c)	(2.13	)%(c)(d)	(2.73	)%(f)	(2.37)%
Portfolio turnover rate	51%		111%		106%		80%		80%		127%		117%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 63.01		$ 49.02		$ 51.11		$ 44.73		$ 43.50		$ 40.07		$ 62.25

Income From Investment Operations
Net investment loss(b)	(.39)		(.83)		(.90)		(.66	)(c)	(1.02	)(c)(d)	(.68)		(1.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.54)		14.82		(1.19)		7.04		2.25		4.11		(21.03)

Net increase (decrease) in net asset value from operations	(3.93)		13.99		(2.09)		6.38		1.23		3.43		(22.18)

Net asset value, end of period	$ 59.08		$ 63.01		$ 49.02		$ 51.11		$ 44.73		$ 43.50		$ 40.07

Total Return
Total investment return based on net asset value(e)	(6.24)%		28.54%		(4.09)%		14.26%		2.83%		8.56%		(35.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$154,982		$176,472		$188,275		$261,596		$313,166		$396,472		$410,649
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.19	%(f)(g)	2.19	%(g)	2.40	%(g)(h)	2.39%		2.39%		3.01	%(f)	2.55%
Expenses, before waivers/reimbursements	2.19	%(f)(g)	2.19	%(g)	2.40	%(g)(h)	2.41%		2.55%		3.01	%(f)	2.55%
Net investment loss	(1.17	)%(f)	(1.44)%		(1.68	)%(h)	(1.37	)%(c)	(2.10	)%(c)(d)	(2.72	)%(f)	(2.34)%
Portfolio turnover rate	51%		111%		106%		80%		80%		127%		117%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								December 1, 2002 to July 31, 2003(a)		Year Ended November 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 73.24		$ 56.37		$ 58.18		$ 50.40		$ 48.50		$ 44.36		$ 68.21

Income From Investment Operations
Net investment loss(b)	(.05)		(.26)		(.36)		(.20	)(c)	(.58	)(c)(d)	(.46)		(.72)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.17)		17.13		(1.45)		7.98		2.48		4.60		(23.13)

Net increase (decrease) in net asset value from operations	(4.22)		16.87		(1.81)		7.78		1.90		4.14		(23.85)

Net asset value, end of period	$ 69.02		$ 73.24		$ 56.37		$ 58.18		$ 50.40		$ 48.50		$ 44.36

Total Return
Total investment return based on net asset value(e)	(5.76)%		29.93%		(3.11)%		15.44%		3.92%		9.33%		(34.96)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,274		$56,148		$46,297		$90,583		$80,420		$93,511		$83,018
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%(f)(g)	1.15	%(g)	1.36	%(g)(h)	1.35%		1.35%		1.94	%(f)	1.49%
Expenses, before waivers/reimbursements	1.16	%(f)(g)	1.15	%(g)	1.36	%(g)(h)	1.38%		1.51%		1.94	%(f)	1.49%
Net investment loss	(.15	)%(f)	(.39)%		(.62	)%(h)	(.36	)%(c)	(1.06	)%(c)(d)	(1.65	)%(f)	(1.29)%
Portfolio turnover rate	51%		111%		106%		80%		80%		127%		117%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,						November 3, 2003(i) to July 31, 2004
			2007		2006		2005

Net asset value, beginning of period	$ 70.52		$ 54.54		$ 56.44		$ 49.08		$ 54.17

Income From Investment Operations
Net investment loss(b)	(.21)		(.54)		(.42)		(.38	)(c)	(.77	)(c)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.98)		16.52		(1.48)		7.74		(4.32)

Net increase (decrease) in net asset value from operations	(4.19)		15.98		(1.90)		7.36		(5.09)

Net asset value, end of period	$ 66.33		$ 70.52		$ 54.54		$ 56.44		$ 49.08

Total Return
Total investment return based on net asset value(e)	(5.94)%		29.30%		(3.37)%		15.00%		(9.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,406		$1,244		$481		$74		$23
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53	%(f)(g)	1.60	%(g)	1.59	%(g)(h)	1.71%		1.73	%(f)
Expenses, before waivers/reimbursements	1.53	%(f)	1.60	%(g)	1.59	%(g)(h)	1.74%		1.97	%(f)
Net investment loss	(.54	)%(f)	(.84)%		(.73	)%(h)	(.70	)%(c)	(1.42	)%(c)(d)(f)
Portfolio turnover rate	51%		111%		106%		80%		80%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(i) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 71.33		$ 54.95		$ 56.70		$ 54.19

Income From Investment Operations
Net investment loss(b)	(.11)		(.13)		(.36)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.03)		16.51		(1.39)		2.54

Net increase (decrease) in net asset value from operations	(4.14)		16.38		(1.75)		2.51

Net asset value, end of period	$ 67.19		$ 71.33		$ 54.95		$ 56.70

Total Return
Total investment return based on net asset value(e)	(5.81)%		29.81%		(3.09)%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,626		$983		$10		$11
Ratio to average net assets of:
Expenses	1.26	%(f)	1.22	%(g)	1.37	%(g)(h)	1.05	%(f)
Net investment loss	(.28	)%(f)	(.23)%		(.61	)%(h)	(.15	)%(f)
Portfolio turnover rate	51%		111%		106%		80%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(i) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 71.77		$ 55.18		$ 56.76		$ 54.19

Income From Investment Operations
Net investment income (loss)(b)	.03		(.18)		– 0	–(j)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.06)		16.77		(1.58	)(†)	2.55

Net increase (decrease) in net asset value from operations	(4.03)		16.59		(1.58)		2.57

Net asset value, end of period	$ 67.74		$ 71.77		$ 55.18		$ 56.76

Total Return
Total investment return based on net asset value(e)	(5.62)%		30.07%		(2.78)%		4.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137		$13		$282		$10
Ratio to average net assets of:
Expenses	.78	%(f)	.98	%(g)	.94	%(g)(h)	.81	%(f)
Net investment income (loss)	.06	%(f)	(.27)%		(.01	)%(h)	.10	%(f)
Portfolio turnover rate	51%		111%		106%		80%

See footnote summary on page 34.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	33

Financial Highlights

(a)	The Fund changed its fiscal year end from November 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follow:

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31,
		2007	2006
Class A	1.44%	1.43%	1.66%
Class B	2.25%	2.24%	2.45%
Class C	2.18%	2.17%	2.39%
Advisor Class	1.14%	1.13%	1.35%
Class R	—	1.58%	1.58%
Class K	—	1.20%	1.36%
Class I	—	.96%	.93%

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distributions.

(j)	Amount is less than $.005

†	Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

34	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Janet A. Walsh(2), Senior Vice President

Siobhan F. McManus, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	Ms. Walsh is the person primarily responsible for the day-to-day management of and investment decisions for the Fund.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Technology Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 02/28/07 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,666.6	Global Technology Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $139,996 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, calculated from the beginning of the Fund’s fiscal year through the Fund’s semi-annual period:

Fund	Total Expense Ratio[5] (as of 01/31/07)		Fiscal Year
Global Technology Fund, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	1.56% 2.34% 2.29% 1.61% 1.19% 0.98% 1.26%	July 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	37

investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:7

Fund	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee
Global Technology Fund, Inc.	Global Technology Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7

It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The advisory fees of AVPS Global Technology Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Fund, whose fees are based on its net assets at the end of each quarter and are paid on the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS Portfolio and the Fund.

38	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
International Technology Portfolio
Class A9	1.95%
Class I (Institutional)	1.15%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[12]	Lipper Group Median	Rank
Global Technology Fund, Inc.	0.750	0.732	6/9

9	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	39

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Technology Fund, Inc.	1.667	1.379	8/9	1.667	25/49

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

40	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $21,587, $12,806,499 and $442,753 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $5,265,704 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $221,356 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	41

from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund 17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

42	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

Global Technology Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	8.12	6.07	6.07	3/9	18/59
3 year	6.00	5.20	6.00	3/9	28/55
5 year	-0.76	1.09	2.19	6/8	39/51
10 year	4.65	6.75	6.88	5/6	11/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Fund, Inc.	8.12	6.00	-0.76	4.65	14.04	22.06	-0.03	5
MSCI World IT Index (Net)	9.31	5.50	1.33	N/A	N/A	23.12	0.07	5

Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

22	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GT-0152-0108

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Technology Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	March 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 28, 2008